                            STOCK ESCROW AGREEMENT



          Heartland Communications & Management, Inc. (hereinafter called the "Company"), George Mason Bank Trust (and administered by its Asset
Management Group) (hereinafter called the "Escrow Agent") and certain of the SHAREHOLDERS (specifically officers, directors and 10% or greater shareholders) of the Company (hereinafter called the "Shareholders"), whose names are set forth in the attached Exhibit A (which is incorporated herein for all purposes), have made and entered into this stock Escrow Agreement (hereinafter called the "Agreement").

          WHEREAS, the Shareholders are beneficial owners of shares of Common Stock, $.001 par value of the Company and/or options or warrants or conversion rights to acquire such shares of the Company as set forth in the attached Exhibit A. All of the foregoing shares, options or warrants or conversion rights to acquire such shares of the Company are collectively referred to herein as the "Common Stock"; and

          WHEREAS, the Company desires to make a public offering of the Company (hereinafter called the "Offering") of 2,500,000 shares of its securities at $ 5.00 per share pursuant to an application for registration filed with, among other states, the Securities Commissioner of Texas (hereinafter called the "Commissioner"); and

          WHEREAS, as a condition of registration the Commissioner and certain other states have required that the Shareholders place in escrow those shares of Common Stock of the Company set forth in Exhibit A; and

          WHEREAS, the Company, the Shareholders and the Escrow Agent desire to enter into a Stock Escrow Agreement with respect to the escrow of such Common Stock of the Company.

          NOW, THEREFORE, in consideration of the foregoing and the covenants herein contained, it is agreed as follows:

          1. The effective date of this Agreement shall be the date upon which the Offering is registered for sale with the SEC and certain states, including Texas, (hereinafter called the "Effective Date") as contained in the Issuer's Permit to be issued by the Texas Commissioner. The public offering price referred to in this Agreement is Five Dollars ($ 5.00) per share of Common Stock (hereinafter called the "Public Offering Price").

          2.   The securities subject to escrow under this Agreement shall
include:   (a)  all of those shares of Common Stock as set forth in the attached Exhibit A; (b)  all of the contingent
shares subject to the February 28, 1997 Share Escrow Agreement between the Company and GWG Escrow Company and set forth in the attached Exhibit B;
(c) all of the shares subject to warrants (contingent and non-contingent)
issuable by the Company as set forth in the attached Exhibit C;   (d)   any
stock or cash dividends that may be paid thereon during the term of this
Agreement;   (e)  any additional securities issued through, or by reason of, any stock split, exchange of shares, merger, consolidation, recapitalization, reorganization or similar business combination or subdivision in substitution for, or in lieu of, any of the securities
subject to this Agreement at the time; and    (f)  any other dividends or
distributions of any kind with respect to the securities subject to escrow under this Agreement. All of the foregoing is collectively referred to herein as the "Escrow Securities".

          Any dividends or distributions of any kind with respect to the Escrowed Securities that may be paid during the term of this Agreement shall be paid to the Escrow Agent and held pursuant to the terms hereof. Such dividends or distribution of any kind with respect to the Escrowed Securities shall be treated as assets of the Company available for distribution in accordance with the provisions of paragraph 11 hereof. The Escrow Agent shall place all cash dividends in an interest-bearing account. The dividends and interest thereon will be disbursed in proportion to the number of shares released from the escrow in accordance with the terms of this Agreement, provided that such dividends and interest thereon are not first distributed in accordance with paragraph 11 hereof.

          3. Shares subject to this Agreement are required to be delivered to the Escrow Agent as outlined below:

          (a) Except for the warrants and contingent shares set forth in Exhibits B and C, the Shareholders shall promptly deliver to the Escrow Agent certificates of Common Stock in the Company evidencing the number of shares of Common Stock (or if pertinent, documents evidencing the right to acquire the shares which are set forth opposite their names in Exhibit A), as well as any certificates evidencing any additional shares subject to escrow (including dividends or distributions of any kind with respect to the Escrowed Securities) as set forth in Paragraph 2 hereof, for deposit pursuant to the terms hereof. The Escrow Agent shall furnish each depositing Shareholder a safekeeping receipt or other similar instrument reflecting the name and address of the Shareholder, the number of shares deposited and respective stock certificate number(s), list of documents evidencing the right to acquire the shares, and the amount of any cash distributions deposited in escrow. A copy of any such safekeeping receipt or similar instrument reflecting such deposit shall be furnished by the Escrow Agent to the Commissioner for his information at the same time such receipt or instrument is furnished to the depositing shareholders. The Escrow Agent shall have no obligation to solicit the delivery of any cash or distributions of any kind with respect to the Escrowed Securities, or any certificates of stock representing any such Escrowed Securities or any document evidencing the right to acquire any such Escrowed Securities.

          (b) With regard to the contingent shares set forth in Exhibit B, GWG Escrow Company (or its successor) (the "Earn-Out" Escrow Agent) agrees (as acknowledged below) that any shares otherwise subject to "earn-out" and associated release as to the parties named in Exhibit B, for the period of time this Agreement continues, will be submitted to the Escrow Agent under the Agreement.
               Thereafter, the shares are no longer contingent in character and, from that time forward during the term of this Agreement, will be subject to the escrow terms of this Agreement. Upon receipt from the Earn-out Escrow Agent of certificates being released, the Escrow Agent shall furnish each depositing Shareholder a safekeeping receipt or other similar instrument reflecting the name and address of the Shareholder, the number of shares deposited and respective stock certificate number(s), list of documents evidencing the right to acquire the shares and the amount of any cash distribution deposited in escrow. A copy of any such safekeeping receipt or similar instrument reflecting such deposit shall be furnished by the Escrow Agent to the Commissioner for his information at the same time such receipt or instrument is furnished to the depositing Shareholders. The Escrow Agent shall have no obligation to solicit the delivery of any cash or distribution of any kind with respect to the Escrowed Securities, or any certificates of stock representing any such Escrowed Securities or any document evidencing the right to acquire any such Escrowed Securities.

          (c) With regard to the warrants (contingent and non-contingent) set forth in Exhibit C, the Company agrees that any shares otherwise issuable as to the parties named in Exhibit C pursuant to such warrants, for the period of time the Agreement continues, will be submitted to the Escrow Agent under this Agreement. Thereafter, any shares so issued pursuant to the contingent and non-contingent warrants set forth in Exhibit C, from that time forward during the term of this Agreement, will be subject to the escrow terms of this Agreement. Upon receipt from the Company of certificates being released, the Escrow Agent shall furnish each depositing Shareholder a safekeeping receipt or other similar instrument reflecting the name and address of the Shareholder, the number of shares deposited and respective stock certificate number(s), list of documents evidencing the right to acquire the shares and the amount of any cash distributions deposited in escrow. A copy of any such safekeeping receipt or similar instrument reflecting such deposit shall be furnished by the Escrow Agent to the Commissioner for his information at the same time such receipt or instrument is furnished to the depositing Shareholders. The Escrow Agent shall have no obligation to solicit the delivery of any cash or distributions of any kind with respect to the Escrowed Securities, or any certificates of stock representing any such Escrowed Securities or any documents evidencing the right to acquire any such Escrowed Securities.

          4. The escrow period shall begin on the Effective Date of this Agreement and shall terminate as provided herein. The securities deposited in escrow under this Agreement shall be held in such escrow until the earliest occurrence of any one of the following:

          (a) When the Company in each of any two consecutive fiscal years has achieved fully diluted net earnings per share for each fiscal year, computed under generally accepted accounting principles, at least equal to 10% of the Public Offering Price per share. Such earnings shall include net income per share after deducting provisions for any current and deferred income taxes for such fiscal year and shall not take into consideration any extraordinary items of income or expense, results of discontinued operations or credit for tax-loss carry-forward. The amount of the fully diluted net earnings per share required for the termination of the Escrow shall be adjusted proportionately to account for any stock dividends, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, reorganization, liquidation or similar combination or subdivision of the Common Stock of the Company. In the event of merger or consolidation, the net income per share will be computed upon earnings of the resulting entity for any fiscal year subsequent to such merger or consolidation upon the basis of the total shares of the resulting entity outstanding.

          (b) When the Company (during any five consecutive fiscal years) has accumulated fully diluted net earnings per share, computed under generally accepted accounting principles, at least equal to 30% of the Public Offering Price per share. Such earnings shall include net income per share after deducting provisions for any current and deferred income taxes for such fiscal year and shall not take into consideration any extraordinary items of income or expense, results of discontinued operations or credit for tax-loss carry-forward. The amount of the fully diluted net earnings per share required for the termination of the Escrow shall be adjusted proportionately to account for any stock dividends, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, reorganization, liquidation or similar combination or subdivision of the Common Stock of the Company. In the event of merger or consolidation, the net income per share will be computed upon earnings of the resulting entity for any fiscal year subsequent to such merger or consolidation upon the basis of the total shares of the resulting entity outstanding.

          (c) When the shares of the Company's Common Stock have traded in a reliable public market (e.g., either the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System) at a price per share of at least one hundred seventy-five percent (175%) of the Public Offering Price per share of Common Stock for a period of at least ninety (90) consecutive trading days after at least one year from the Effective Date.

          (d) (i) When a tender offer or an offer to merge or otherwise acquire the Company's Common Stock is made pursuant to which all public shareholders of the Company will receive either cash in the amount of at least two times the Public Offering Price per share of Common Stock, or securities listed or to be listed, or qualified in all respects for listing, on the New York Stock Exchange, the American Stock Exchange or the National Market System of the National Association of Security Dealers Automated Quotation System (NASDAQ), and having a market value at the effective date of the tender offer, merger or other acquisition of at least two times the Public Offering Price per share of Common Stock, if the tender offer, merger or other acquisition is made and accepted not less than eighteen months nor more than two years after the Effective Date or (ii) in the event such tender offer, merger or other acquisition is made and accepted more that two years after the Effective Date, the public shareholders of the Company shall be entitled to receive either cash in the amount of, or such securities equal in value to, at least one and one-half times the Public Offering price per share of Common Stock.

          (e)  If not sooner released pursuant to paragraphs (a), (b), (c) or
          (d) of this Section 4, then twenty percent (20%) of the total Escrowed Securities owned by each shareholder (or by any Permitted Transferees as hereinafter defined) and deposited in escrow under this Agreement shall be released by the Escrow Agent to each respective Shareholder (or Permitted Transferees) each year, commencing on the sixth anniversary of the Effective Date of this Agreement and on each anniversary thereafter, with the final twenty percent (20%) of the Escrowed Securities remaining in escrow to be released to each respective Shareholder (or Permitted Transferees) on the tenth anniversary of the Effective Date.

          Upon receipt by the Escrow Agent of appropriate proof (pursuant to Paragraph 5 below) of the occurrence of any one of the events referred to in subparagraphs (a), (b), (c) or (d) of this paragraph 4, this Agreement shall automatically terminate and the Escrowed Securities shall be released immediately by the Escrow Agent and delivered to the respective
Shareholders (or their Permitted Transferees). Upon such delivery to the Shareholders (or their Permitted Transferees), the Escrow Agent shall be relieved of all responsibility hereunder.

          5.   (a)   For purposes of this Agreement, the Company shall be deemed to have satisfied the earnings requirements of subparagraph (a) of Paragraph 4 at such time as an independent certified public accountant certifies the Company's Statements of Operations which show the required
10% fully diluted earnings per share of Common Stock of the Company in any two consecutive fiscal years, as described in said subparagraph. Upon receipt by the Escrow Agent of a copy of such certified Statements of Operations, the Escrow Agent shall release the Escrowed Securities to the respective Shareholders (or their Permitted

                                       3-A

Transferees). A copy of such certified Statements of Operations shall be furnished to the Commissioner for his information at the same time they are furnished to the Escrow Agent.

          (b) For purposes of this Agreement, the Company shall be deemed to have satisfied the earnings requirements of subparagraph (b) of Paragraph 4 above at such time as an independent certified public accountant certifies the Company's Statements of Operations which show the required 30% accumulated fully diluted net earnings per share of outstanding Common
Stock of the Company in any five consecutive fiscal years as described in said subparagraph. Upon receipt by the Escrow Agent of copies of such certified Statements of Operations, the Escrow Agent shall release the Escrowed Securities to the respective Shareholders (or their Permitted Transferees). A copy of such certified Statements of Operations shall be furnished to the Commissioner for his information at the same time they are furnished to the Escrow Agent.

          (c) For purposes of this Agreement, the Company's Common Stock shall be deemed to have satisfied the trading price requirements of subparagraph
(c) of Paragraph 4 at such time as the Escrow Agent shall have received an affidavit of an executive officer of the Company stating that such requirement has been met, and including with such affidavit, a copy of the relevant trading statistics. Upon receipt of such proof, the Escrow Agent shall release the Escrowed Securities to the respective Shareholders (or their Permitted Transferees). A copy of any document or documents constituting proof that such trading requirements have been met shall be furnished to the Commissioner for his information at the same time they are furnished to the Escrow Agent.

          (d) For purposes of this Agreement, the Company's Common Stock shall be deemed to have satisfied the tender offer/acquisition price requirement of subparagraph (d) of Paragraph 4 at such time as the Escrow Agent shall have received an affidavit of an executive officer of the Company stating that such requirement has been met. Upon receipt of such proof, the Escrow Agent shall release the Escrowed Securities to the respective Shareholders
(or their Permitted Transferees). A copy of any document or documents constituting proof that such price requirements have been met shall be furnished to the Commissioner for his information at the same time they are furnished to the Escrow Agent.

          6. During the existence of this Agreement, the Shareholders and all Permitted Transferees agree that the securities subject to escrow, or any interest therein, may not in any way be offered for sale, sold, pledged, hypothecated, transferred, assigned or in any other manner disposed of (except by laws of inheritance or by will) by or for the account of any of the Shareholders or Permitted Transferees except as otherwise provided in this Agreement.

          7. The Shareholders may transfer any Escrowed Securities among themselves or among related individuals (as hereinafter defined), with or without consideration. Any securities so transferred under this Paragraph 7 shall remain subject to all of the terms and provisions of this Agreement. As a condition precedent to any such transfer, any transferees not previously a party to this Agreement shall execute in duplicate a declaration in the form attached hereto as Exhibit D and deliver one copy to the Escrow Agent and one copy to the Commissioner at the time of such transfer. For the purposes of this Paragraph 7, the term "related individual" means the spouse, brothers, sisters, ancestors, lineal descendants or spouses of lineal descendant of any Shareholders who are parties to this Agreement, including a trustee or trustees under a written agreement for the benefit of any such related individuals.

          8. This Agreement shall inure to the benefit of and shall be binding upon the Company, and its successors and assigns, and the Shareholders and their respective heirs, personal representatives and assigns.

          9. If, during the term of this Agreement, there is any merger, consolidation, reorganization, or similar exchange of shares by the Company, the Escrow Agent shall, upon receipt of written instructions from the Company, transfer the Escrowed Securities to the designee named in such instruction letter in exchange for stock certificates evidencing the new securities issued in lieu thereof. The new securities shall remain in escrow under this Agreement and shall be accorded the same treatment under this Agreement as the securities surrendered, and all earnings and value tests provided in this Agreement shall be adjusted to confirm to the exchange ratio of the new securities for the surrendered securities.

          10. During the term of this Agreement, each Shareholder and Permitted Transferee shall retain their right to vote (in person, by proxy or otherwise) their respective securities deposited in escrow, to the same extent as if such securities were not escrowed.

          11. During the existence of this Agreement, the Shareholders and Permitted
Transferees agree that in the event of dissolution or liquidation of the Company, either voluntary or involuntary, their right to receive any dividends or distribution of assets in liquidation with respect to the Escrowed Securities shall be subordinated, and that no payments in liquidation shall be made on the Escrowed Securities until such time as the holders of the shares sold in the Offering shall have received an amount at least equal to at least one hundred (100%) of the Public Offering Price per share, adjusted for any subsequent stock dividends, stock splits or combinations.

          12. During the term of this Agreement, the Company shall cause a summary of the terms of this Agreement to be set out in any registration statement, annual report, prospectus, proxy statement or other similar materials used by shareholders or investors in making informed decisions concerning the Company and in order to provide full disclosure.

          13. The Escrow Agent is authorized to act in reliance upon the sufficiency, correctness, genuineness or validity of any instrument or document or other writing submitted to it hereunder and shall have no liability with respect to said matters. The Escrow Agent shall not be responsible for the marketability of any title. The Escrow Agent shall not be liable for any error in judgment or for any act done or omitted by it in good faith.

          14. The Shareholders, jointly and severally, agree to indemnify and hold harmless the Escrow Agent from any costs, damages, expenses, losses or claims, including reasonable attorney's fees, which the Escrow Agent may incur or sustain as a result of or arising out of this Agreement or the Escrow
Agent's duties relating thereto, except as caused by the Escrow Agent's gross negligence or willful misconduct, and the Shareholders, jointly and severally, agree to pay such costs, damages, expenses, losses or claims to the Escrow Agent on demand.

          15. In the event of any disagreement or the presentation of adverse claims or demands in connection with the Escrowed Securities or any other funds or documents held hereunder, the Escrow Agent shall, at its option, be entitled to refuse to comply with any such claims or demands during the continuance of such disagreements and may refrain from delivering any item affected thereby, and in so doing, the Escrow Agent shall not become liable to the Shareholders or their Permitted Transferees, or to any other person, due to its failure to comply with any such adverse claim or demand. The Escrow Agent shall be entitled to continue, without liability, to refrain and refuse to act:

          (a) Until all the rights of the adverse claimants have been finally adjudicated by a court having jurisdiction of the parties and the items affected thereby, after which time the Escrow Agent shall be entitled to act in conformity with such adjudication; or

          (b) Until all differences shall have been adjusted by agreement and the Escrow Agent shall have been notified thereof and shall have been directed in writing signed jointly or in counterpart by the Shareholders and/or their Permitted Transferees and by all persons making adverse claims or demands, at which time the Escrow Agent shall be protected in acting in compliance therewith.

          16. The Shareholders and/or the Company, jointly and severally, agree to pay any and all fees and expenses, including reasonable attorney's fees, incurred by the Escrow Agent as a result of the escrow of the Escrowed Securities subject to this Agreement, including, but not limited to, the Escrow Agent's annual fee for the performance of its duties hereunder. The Company may not pay any fees or expenses associated with the escrow under this Agreement.

          17. The Escrow Agent agrees to administer this Agreement in strict compliance with all of the terms and conditions contained herein, the Company agrees to provide the Escrow Agent with all information necessary to facilitate the administration of the Agreement.

          18. The Escrow Agent may, upon not less than sixty days prior written notice to the company, to each of the Shareholders, and to the State
Securities Commissioner of Texas (the "Commissioner"), resign as Escrow
Agent hereunder. In such event, the Company and the Shareholders shall, before the effective date of such resignation, enter into a new escrow agreement, in form and substance identical to this Agreement, with a substitute escrow agent. Any successor escrow agent must be satisfactory to the Commissioner. If the Company and the Shareholders fail to enter into such a new escrow agreement and appoint a successor escrow agent within sixty days after the Escrow Agent has given notice of its resignation, the Escrow Agent then serving under this Agreement shall be under no obligation to turn over the

Escrowed Securities until such new escrow agreement has been executed and a successor escrow agent has been appointed, nor shall the Escrow Agent be liable to the Shareholders for not so turning over the Escrowed Securities.

          19. A legend in substantially the following form has been or will be placed on any certificate or other documents evidencing the Escrowed securities:

               The securities evidenced by this certificate are subject to restrictions on their sale, pledge or other transfer as set forth in the Stock Escrow Agreement dated February 9, 1998, by and among the Company, George Mason Bank Trust and Asset Management Group (the Escrow Agent) and the Shareholders (as defined in such Agreement) of the Company. The Company will furnish to the record owner of this certificate a copy of said Agreement without charge upon written request to the Company at its principal place of business or registered office. The rights of the holder of this certificate are subject to all of the terms and conditions of said Agreement, by which the holder, by acceptance of this certificate, agrees to be bound.

Stop transfer instructions to the Company's transfer agent have been or will be placed with respect to the Escrowed Securities so as to restrict their sale, pledge or other transfer. The foregoing legend and stop transfer instructions will be placed with respect to any new certificate(s) or other document(s) issued upon presentment of any original certificates or other documents evidencing the Escrowed Securities, as well as with respect to any other securities which may be issued and constitute Escrowed Securities under this Agreement.

             [The remainder of this page left intentionally blank.]

               20. All notices, requests, demands and other communications required or contemplated hereunder shall be in writing and shall be deemed to have been duly given on the earlier of (i) when delivered to the party to whom addressed or (ii) three business days after deposit in the U.S. mail, sent by registered or certified mail return receipt requested, prepaid and addressed to the parties, their successors in interest or their permitted assignees at the following address (or at such other addresses as the parties may designate by written notice in the foregoing manner):

          To Company:              Heartland Communications & Management, Inc.
                                   1320 Old Chain Bridge Road, Suite 2200
                                   McLean, VA  22101
                         Attn:     Michael L. Foudy, President

          To Escrow Agent:         George Mason Bank
                                   Trust and Asset Management Group
                                   7787 Leesburg Pike, Second Floor
                                   Falls Church, VA  22043

                         Attn:     Donald F. Yetter
                                   Senior Trust Officer

          To Commissioners:        Hon. Denise Voight Crawford
                                   State Securities Commissioner
                                   State Securities Board
                                   P.O. Box 13167
                                   Austin, TX   78711-3167

          To Shareholders:    In accordance with the addresses set forth on the
                              signature pages of this Agreement, or as such addresses may be amended pursuant to this subparagraph.

             [The remainder of this page left intentionally blank.]

          21. If for any reason the offering does not become registered in Texas or if the offering is terminated for any reason and is not successfully completed, this Agreement shall be void and of no effect and the Escrow Agent, upon notice from the Company of such nonregistration, termination or unsuccessful completion, shall promptly release any Escrowed Securities held under this Agreement to the respective Shareholders (or their Permitted Transferees).

          21. This Agreement shall be construed in accordance with and governed by the laws of the State of Virginia.

          22. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the 9th day of February, 1998.

                                   COMPANY:
                                   Heartland Communications & Management, Inc.


                                   --------------------------------------------
                                   By:  Michael L. Foudy
                                   Title:    President

ATTEST:
                                   ESCROW AGENT:
--------------------------         George Mason Bank

                                   --------------------------------------------
                                   By:  Donald F. Yetter
                                   Title:    Senior Trust Officer/Trust and
                                   Asset Management Group

SHAREHOLDERS:  Address:

--------------------------        National Record Company, 460 W. 42nd Street,
Ron A. Alexenburg                 New York, NY 10036

--------------------------        11438 Links Drive, Reston, VA  20019
Tom Burgum

--------------------------        HCMI, 1320 Old Chain Bridge Road, Suite 200,
Michael L. Foudy                  McLean, VA  22101

--------------------------        HCMI, 1320 Old Chain Bridge Road, Suite 200,
Bradley B. Niemcek                McLean, VA  22101

--------------------------        Ralston Advertising, 7630 Cass Street, Omaha,
Kirby Ralston                     NE 68114

--------------------------        Telecom Towers, 1525 Wilson Blvd., Suite 500,
B. Eric Sivertsen                 Arlington, VA 22209


--------------------------        2400 Briarwest Blvd., #1907, Houston, TX
                                  77077
Gerald Garcia

--------------------------        1320 Old Chain Bridge Road, Suite 220,
Michael L. Foudy, Preisdent       McLean, VA22182
Heartland Capital Corporation

                             ACKNOWLEDGED AND AGREED
                    AS TO THE SECTION 3(b) OF THIS AGREEMENT




"EARN-OUT" ESCROW AGENT
GWG Escrow Company


--------------------------
By:       Katie McGowan
Title:  President and CEO





                                       9A

                                   EXHIBIT "A"

                            SECURITIES TO BE ESCROWED


Name of Shareholder           Certificate No.(s)       Number of Shares
Ron A. Alexenburg                      469                      12,500

Tom Burgum                              483                     12,500

Michael L. Foudy                        482                    258,172
                                        467                     12,500

Gerald Garcia                          370                      25,980
                                        371                      2,707
                                        369                     14,289
                                        383                     10,825

Bradley B. Niemcek                      443                      5,413

Kirby Ralston                          470                      12,500

B. Eric Sivertsen                      468                      12,500
                                                                ------

                                                       Total   379,886
                                                                ------
                                                                ------


                                    EXHIBIT B


                   CONTINGENT SHARES SUBJECT TO FUTURE ESCROW
UNDER THIS ESCROW AGREEMENT


Name of Shareholder                Number of Contingent Shares
Ron A. Alexander                                     --

Tom Burgum                                           --

Michael L. Foudy                                934,329

Gerald Garcia                                   194,706

Bradley B. Niemcek                               19,588

Kirby Ralston                                       --

B. Eric Sivertsen                                    --
                                             ---------------

                                   Total      1,148,623
                                             ---------------
                                             ---------------


                                    EXHIBIT C

                         SHARES ISSUABLE BY THE COMPANY
                 UNDER WARRANTS (CONTINGENT AND NON-CONTINGENT)
                           UNDER THIS ESCROW AGREEMENT


                                   Shares Under        Shares Under
Name of Shareholder                Non-Contingent      Contingent Warrants

Ron A. Alexenburg                         --                --

Tom Burgum                                --                --

Michael L. Foudy                          867,500           --

Heartland Capital Corporation           1,236,000           --

Gerald Garcia                             165,500           --

Bradley B. Niemcek                         12,500         75,000

Kirby Ralston                             --                --

B. Eric Sivertsen                          25,000           --
                                      ------------       --------

                         Total          1,070,500         75,000
                                      ------------       --------
                                      ------------       --------


                                   EXHIBIT "D"

                           Declaration of Transferees

     WHEREAS, the undersigned has acquired _______________ shares of Common Stock (the "Shares") of Heartland Communications & Management, Inc. (the "Company") from __________________, a shareholder of the Company; and

     WHEREAS, such shares are subject to certain transfer and other restrictions imposed by the attached Stock Escrow Agreement by and among the Company, George Mason Bank Trust and Asset Management Group (Escrow Agent) and certain shareholders of the Company (the "Agreement");

     NOW, THEREFORE, the undersigned acknowledges and agrees:

     (1)  That the undersigned has received a copy of the Agreement;

     (2) That in acquiring the above-described shares the undersigned is a party to the Agreement;

     (3) That the Shares acquired will be subject to the Agreement while it remains in force and will be held in escrow by the Escrow Agent named therein; and

     (4)  That the undersigned will comply with the terms of the Agreement.

     Dated this ______ day of ____________________, 199____.


                                   ------------------------------
                                        Signature


                                   ------------------------------
                                        Name Typed or Printed


                                   ------------------------------
                                        Stock Certificate Number(s)


                                   ------------------------------
                                        Address


                                   ------------------------------
                                        Address


                                   ------------------------------
                                        Telephone



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